SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
September 21, 2007
(Date of Report; Date of Earliest Event Reported)
BORDERS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan	1-13740	38-3294588
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
100 Phoenix Drive, Ann Arbor, MI 48108
(Address of Principal Executive Offices)
734-477-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement
On September 21, 2007, BGI (UK) Limited, a subsidiary of Borders Group, Inc. (the “Company “) entered into an Agreement for the sale of the entire issued share capital of Borders (UK) Limited (“BUKL”) and Borders Books Ireland Limited (“Borders Ireland”) (the “Agreement”) with Bookshop Acquisitions Ltd., a corporation formed by Risk Capital Partners, a private equity firm in the United Kingdom. BUKL and Borders Ireland were wholly-owned subsidiaries of the Company. The following is a summary of the terms of the Agreement:
1.	BGI (UK) Limited and Borders International Services Inc. (“BISI”), another subsidiary of the Company, sold all of the outstanding shares of BUKL and Borders Ireland (collectively, the “Shares”) to Bookshop Acquisitions Ltd., a corporation formed by Risk Capital Partners.

2.	Simultaneously with the closing of the sale pursuant to the Agreement, Borders Properties, Inc., a subsidiary of the Company, entered into a Brand License Agreement with BUKL and Borders Ireland pursuant to which, subject to the terms of such Agreement, BUKL and Borders Ireland have a paid-up, perpetual license relating to the use of the Borders trademarks in the UK and Ireland. The license is exclusive with respect to stores and non-exclusive with respect to the Internet.

3.	The aggregate consideration for the sale of the Shares and the license of the trademarks was: (i) the initial consideration of $20.4 million; (ii) the potential for up to an additional $20.4 million of contingent deferred consideration, which will be payable in whole or in part only if specified sales levels are achieved by BUKL in future years; (iii) a 19.9% equity interest in Bookshop Acquisitions Ltd., which is expected to be diluted to approximately seventeen percent (17%) upon determination of the final ownership structure; and (iv) 7% loan notes of approximately $3.4 million which mature in 2017 or sooner upon occurrence of certain events. The Company was responsible for all debt relating to periods prior to the closing, consisting of approximately $42.3 million of bank debt and $145.5 million of intercompany debt. The bank debt was repaid with the proceeds of the sale and additional funds provided by the Company, and the intercompany debt was eliminated.

4.	The Company has three outstanding lease guarantees relating to stores of BUKL and will have a contingent liability after the sale for these leasehold obligations. The agreement for lease for a fourth stores also provides for the delivery of a guarantee of the Company, and the Company has agreed to give this guarantee. The Company did not guarantee the remaining leases of BUKL and Borders Ireland, which remain the obligations of those entities, the shares of which have been sold as part of this transaction.

5.	The Company will be responsible for all of the costs, including taxes, associated with the retention program previously put in place for employees of Borders (UK) and the benefits under the long-term incentive plans of the Company in which certain employees of Borders (UK) participate. These costs are expected to be approximately $4.3 million.

6.	Subject to the limitations described below, the Company will be obligated to indemnify BUKL from any tax liability, if any, imposed upon BUKL as a result of the forgiveness of the portions of the intercompany indebtedness owing from BUKL to BGI (UK) Limited and the Company. The total amount of this debt is approximately $34.8 million. The Company’s potential liability is limited to $10.5 million. In addition, BGI (UK) Limited has made certain warranties, including additional tax warranties, with an associated liability limited to $2.0 million.

7.	Simultaneously with the closing of the Agreement, Borders International Services, Inc. (“BISI”) entered into a Transitional Services Agreement (the “TSA”) pursuant to which BISI will provide services to BUKL for a period following the closing. The fees, which will be approximately $2.2 million, to be paid to BISI under the TSA are intended to recover BISI’s cost of providing the services.
The amounts set forth above are shown in US dollars and, where applicable, are based upon current exchange rates.

ITEM 2.01	Completion of Acquisition or Disposition of Assets

On September 21, 2007, affiliates of the Company sold all of the outstanding shares of Borders (UK) Limited and Borders Books Ireland Limited to Bookshop Acquisitions Ltd., a corporation formed by Risk Capital Partners, pursuant to the agreements described under ITEM 1.01 above.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
In connection with the agreements of September 21, 2007 described under ITEM 1.01 above, the Company has the contingent liabilities described in paragraphs 4 and 6 of ITEM 1.01 relating to Borders (UK) Limited and Borders Books Ireland Limited, which are no longer affiliates of the Company. The following is information relating to the potential amounts of such liabilities:
1.	With respect to the contingent lease obligations described in paragraph 4 of ITEM 1.01 above, based upon current rents, taxes, common area maintenance charges and exchange rates, the maximum amount of potential future payments (undiscounted) is approximately $199.2 million. The leases provide for periodic rent reviews, which could increase the Company’s potential liability. One of the applicable lease guaranty agreements limits the Company’s potential liability, as well as increases in taxes and common area maintenance charges under certain circumstances, to six months rent, and the lease guaranty agreement for another store provides that the guaranty will automatically terminate if Borders (UK) Limited achieves a specified level of net assets. These potential limitations have been ignored in calculating the maximum exposures set forth above. In addition, in the event of a default under the primary leases, the landlord would have an obligation to attempt to re-lease the premises, which could further reduce the Company’s potential liability. The Company expects to record a charge of approximately $5.9 million in connection with these contingent lease liabilities.

2.	With respect to the contingent tax obligations described in paragraph 6 of ITEM 1.01 above, the maximum amount of potential future payments (undiscounted) is approximately $10.5 million, based on current exchange rates. The Company expects to record a charge of approximately $2.0 million in connection with these contingent tax liabilities.
ITEM 2.06 Material Impairments
Based on the value of the consideration received from the sales of the entire issued share capital of BUKL and Borders Ireland, as described in ITEM 1.01 above, the Company determined that a material amount of their assets were impaired under generally accepted accounting principles. Because the consideration received was less than the carrying value of the related net assets, the Company expects to record in the third quarter of 2007, a non-cash impairment charge of approximately $106.1 million, primarily relating to property and equipment.
ITEM 9.01   Financial Statements, ProForma Information and Exhibits.
Pro forma financial information
The following unaudited pro forma consolidated financial statements are based upon the historical financial statements of Borders Group, Inc. (the “Company”) and subsidiaries, adjusted to reflect the disposition of Borders (UK) Limited and Borders Books Ireland Limited effective August 4, 2007. The following unaudited pro forma consolidated financial statements of the Company should be read in conjunction with the historical consolidated financial statements of the Company and the related notes included in previous filings with the Securities and Exchange Commission. The unaudited pro forma consolidated balance sheet reflects the disposition of Borders (UK) Limited and Borders Books Ireland Limited as if it had occurred on August 4, 2007, while the unaudited pro forma consolidated statements of operations for the six months ended August 4, 2007 and the years ended February 3, 2007, January 28, 2006 and January 23, 2005, respectively, give effect to the disposition as if it had occurred at the beginning of each period presented. The pro forma adjustments, described in the related notes, are based on the best available information and certain assumptions that the Company’s management believes to be reasonable, and have been translated at historical exchange rates. A pro forma consolidated statement of cash flows is not presented, however, the disposition of Borders (UK) Limited and Borders Books Ireland Limited would have reduced capital expenditures by $2.3 million, $29.1 million, $33.0 million and $13.4 million for the six months ended August 4, 2007 and the years ended February 3, 2007, January 28, 2006 and January 23, 2005, respectively.
The unaudited pro forma consolidated financial statements are provided for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the disposition of Borders (UK) Limited and Borders Books Ireland Limited closed on August 4, 2007 for the unaudited pro forma consolidated balance sheet or at the beginning of each period presented for the unaudited condensed pro forma statements of consolidated income.

BORDERS GROUP, INC.
PRO FORMA CONSOLIDATED BALANCE SHEETS
(dollars in millions except per share data)
(UNAUDITED)

	Historical	Total Pro Forma		Pro Forma
	Consolidated BGI	Adjustments (A)		Consolidated BGI

	August 4, 2007	August 4, 2007		August 4, 2007

Assets
Current assets:
Cash and cash equivalents	$75.5	$9.4	(B)	$66.1
Merchandise inventories	1,438.6	99.8		1,338.8
Accounts receivable and other current assets	146.9	30.6		116.3

Total current assets	1,661.0	139.8		1,521.2
Property and equipment, net of accumulated depreciation	734.2	106.1		628.1
Other assets	64.5	—		64.5
Deferred income taxes	81.9	23.8		58.1
Goodwill	40.3	—		40.3

Total assets	$2,581.9	$269.7		$2,312.2

Liabilities, Minority Interest and Stockholders’ Equity
Current liabilities:
Short-term borrowings and current portion of long-term debt	$733.3	$20.4	(C)	$712.9
Trade accounts payable	540.8	49.5	(B)	491.3
Accrued payroll and other liabilities	298.6	34.9		263.7
Taxes, including income taxes	9.7	(11.3	) (D)	21.0
Deferred income taxes	29.1	12.7		16.4

Total current liabilities	1,611.5	106.2		1,505.3
Long-term debt	5.1	—		5.1
Other long-term liabilities	388.9	50.2	(E)	338.7

Total liabilities	2,005.5	156.4		1,849.1
Minority interest	2.1	—		2.1

Total liabilities and minority interest	2,007.6	156.4		1,851.2

Stockholders’ equity:

Common stock	181.4	4.1		177.3
Accumulated other comprehensive income	33.1	(5.8	) (J)	38.9
Retained earnings	359.8	115.0	(F)	244.8

Total stockholders’ equity	574.3	113.3		461.0

Total liabilities, minority interest and stockholders’ equity	$2,581.9	$269.7		$2,312.2

BORDERS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except per share data)
(UNAUDITED)

	26 Weeks Ended
	Historical	Total Pro Forma		Pro Forma
	Consolidated BGI	Adjustments (G)		Consolidated BGI

	August 4, 2007	August 4, 2007		August 4, 2007

Sales	$1,821.9	$176.9		$1,645.0
Other revenue	20.6	5.4		15.2

Total revenue	$1,842.5	$182.3		$1,660.2
Cost of merchandise sold (includes occupancy)	1,418.9	156.7	(H)	1,262.2

Gross margin	423.6	25.6		398.0
Selling, general and administrative expenses	498.5	39.2		459.3
Pre-opening expense	3.0	—		3.0
Asset impairments and other writedowns	1.3	—		1.3

Operating loss	(79.2)	(13.6)		(65.6)
Interest expense	21.4	1.2		20.2

Loss before income tax	(100.6)	(14.8)		(85.8)
Income tax benefit	(39.6)	(4.7)		(34.9)

Net loss	$(61.0)	$(10.1)		$(50.9)

Loss per common share data
Diluted:
Loss per common share	$(1.04)			$(0.87)

Weighted average common shares outstanding (in millions)	58.7			58.7
Basic:
Loss per common share	$(1.04)			$(0.87)

Weighted average common shares outstanding (in millions)	58.7			58.7

BORDERS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except per share data)
(UNAUDITED)

	Fiscal Year Ended
	Historical	Total Pro Forma		Pro Forma
	Consolidated BGI	Adjustments (G)		Consolidated BGI

	February 3, 2007	February 3, 2007		February 3, 2007

Sales	$4,063.9	$380.1		$3,683.8
Other revenue	49.6	9.8		39.8

Total revenue	$4,113.5	$389.9		$3,723.6
Cost of merchandise sold (includes occupancy)	3,065.2	332.2	(H)	2,733.0

Gross margin	1,048.3	57.7		990.6
Selling, general and administrative expenses	987.6	75.5		912.1
Pre-opening expense	11.3	1.9		9.4
Asset impairments and other writedowns	186.2	125.6	(I)	60.6

Operating income (loss)	(136.8)	(145.3)		8.5
Interest expense	32.4	2.7		29.7

Loss before income tax	(169.2)	(148.0)		(21.2)
Income tax benefit	(17.9)	(9.7)		(8.2)

Net loss	$(151.3)	$(138.3)		$(13.0)

Loss per common share data
Diluted:
Loss per common share	$(2.44)			$(0.21)

Weighted average common shares outstanding (in millions)	61.9			61.9
Basic:
Loss per common share	$(2.44)			$(0.21)

Weighted average common shares outstanding (in millions)	61.9			61.9

BORDERS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except per share data)
(UNAUDITED)

	Fiscal Year Ended
	Historical	Total Pro Forma		Pro Forma
	Consolidated BGI	Adjustments (G)		Consolidated BGI

	January 28, 2006	January 28, 2006		January 28, 2006

Sales	$4,030.7	$355.0		$3,675.7
Other revenue	48.5	7.1		41.4

Total revenue	$4,079.2	$362.1		$3,717.1
Cost of merchandise sold (includes occupancy)	2,939.5	289.1	(H)	2,650.4

Gross margin	1,139.7	73.0		1,066.7
Selling, general and administrative expenses	952.1	66.5		885.6
Pre-opening expense	7.6	1.9		5.7
Asset impairments and other writedowns	6.6	1.6	(I)	5.0

Operating income	173.4	3.0		170.4
Interest expense	14.3	0.7		13.6

Income before income tax	159.1	2.3		156.8
Income tax provision (benefit)	58.1	(2.2)		60.3

Net income	$101.0	$4.5		$96.5

Earnings per common share data
Diluted:
Earnings per common share	$1.42			$1.36

Weighted average common shares outstanding (in millions)	71.1			71.1
Basic:
Earnings per common share	$1.45			$1.38

Weighted average common shares outstanding (in millions)	69.8			69.8

BORDERS GROUP, INC.
PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions except per share data)
(UNAUDITED)

	Fiscal Year Ended
	Historical	Total Pro Forma		Pro Forma
	Consolidated BGI	Adjustments (G)		Consolidated BGI

	January 23, 2005	January 23, 2005		January 23, 2005

Sales	$3,879.5	$346.8		$3,532.7
Other revenue	51.9	5.3		46.6

Total revenue	$3,931.4	$352.1		$3,579.3
Cost of merchandise sold (includes occupancy)	2,812.4	274.3	(H)	2,538.1

Gross margin	1,119.0	77.8		1,041.2
Selling, general and administrative expenses	890.3	60.4		829.9
Pre-opening expense	4.8	0.6		4.2
Asset impairments and other writedowns	7.2	1.3	(I)	5.9

Operating income	216.7	15.5		201.2
Interest expense (income)	9.1	(0.7)		9.8

Income before income tax	207.6	16.2		191.4
Income tax provision	75.7	2.2		73.5

Net income	$131.9	$14.0		$117.9

Earnings per common share data
Diluted:
Earnings per common share	$1.69			$1.51

Weighted average common shares outstanding (in millions)	77.9			77.9
Basic:
Earnings per common share	$1.72			$1.54

Weighted average common shares outstanding (in millions)	76.6			76.6

BORDERS GROUP, INC.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(dollars in millions except per share data)
(UNAUDITED)

(A)	Reflects the elimination of assets and liabilities retained by Borders (UK) Limited (“BUKL”) and Borders Books Ireland Limited (“Borders Ireland”), pursuant to the Agreement.
(B)	Excludes the impact of checks outstanding of BUKL and Borders Ireland of $4.5.
(C)	Reflects the gross proceeds from the sale of BUKL and Borders Ireland of $20.4 being used to pay down the bank debt of BUKL and Borders Ireland prior to the closing of the Agreement.
(D)
Reflects a $2.0 liability recorded by the Company as a result of the Company’s indemnification of any tax liability imposed upon BUKL as a result of the forgiveness of the portions of the intercompany indebtedness owing from BUKL to BGI (UK) Limited and the Company, which was eliminated without being repaid.

(E)
Reflects a $5.9 liability recorded by the Company as a result of the Company’s contingent liability for three outstanding lease guarantees relating to stores of BUKL, as well as a guarantee of the lease agreement for one store of Borders Ireland.

(F)
Reflects the estimated after-tax pro forma impact of the loss on the sale of BUKL and Borders Ireland. The sale resulted in a capital loss for tax purposes. The Company expects minimal tax benefit as it has no capital gains to offset the capital loss. The capital loss can be carried forward five years for use in the future, if applicable.

(G)
Reflects the elimination of the operating results of BUKL and Borders Ireland as if the transaction occurred at the beginning of each period presented. These results have been adjusted to reflect federal and state income taxes of the Company on a stand-alone basis. The pro forma loss on the sale of BUKL and Borders Ireland is not included in the statements of operations presented.

(H)
Reflects the elimination of the store occupancy costs of BUKL and Borders Ireland of $44.2, $86.3, $73.0 and $64.3 for the six months ended August 4, 2007 and the years ended February 3, 2007, January 28, 2006 and January 23, 2005, respectively. Included in the occupancy amounts listed above were $2.5, $4.8, ($0.5) and $1.1 for the six months ended August 4, 2007 and the years ended February 3, 2007, January 28, 2006 and January 23, 2005, respectively, of non-operating charges primarily related to the closure of certain underperforming BUKL stores. Also reflects a pre-tax charge of $4.7 to correct the calculation of gross margin and the reserve for non-returnable inventory of BUKL for the year ended February 3, 2007.

(I)
Reflects pre-tax asset impairment charges of BUKL of $41.2, $1.6 and $1.3 for the years ended February 3, 2007, January 28, 2006 and January 23, 2005, respectively, as well as a pre-tax goodwill impairment charge of $84.4 for the year ended February 3, 2007.

(J)	Reflects the elimination of the pro forma currency translation adjustment.
Exhibits:

10.39	Sale and Purchase agreement between BGI (UK) Limited and Bookshop Acquisitions Limited.
10.40	Deed of Tax Covenant between BGI (UK) Limited and Bookshop Acquisitions Limited.
10.41	Brand License Agreement between Borders Properties, Inc. and Borders (UK) Limited and Borders Books Ireland Limited.
10.42 Transitional Services Agreement between Borders International Services, Inc. and Borders (UK) Limited and Borders Books Ireland Limited.
10.43	Subscription and Shareholders Agreement between Bookshop Acquisitions Limited, Luke Johnson and BGI (UK) Limited.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Borders Group, Inc. (Registrant)
Dated: September 27, 2007	By:	/s/ EDWARD W. WILHELM
Edward W. Wilhelm
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)